SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2006

COMMERCE DEVELOPMENT CORPORATION, LTD.
(Exact name of registrant as specified in Charter)

Delaware	333-104647	33-0843696
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

10900 Wilshire Boulevard, Suite 500
Los Angeles, California 90024
(Address of Principal Executive Offices)

(310) 208-1182
(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 7, 2006, Commerce Development Corporation, Ltd., a Maryland corporation (the “Registrant”) entered into an Agreement and Plan of Merger (“Agreement”) with its wholly-owned Delaware subsidiary, Commerce Development Corporation, Ltd., a Delaware corporation (“CDPC Delaware”) for purposes of changing the Registrant’s state of incorporation from Maryland to Delaware. The merger was effected pursuant to Section 3-106 of the Maryland corporation law, and Section 252 of the Delaware General Corporation Law, and took effect at 5:01 pm Eastern time on April 7, 2006. The merger was approved by the boards of directors of the Registrant and CDPC Delaware, and was also approved by holders of over 90% of the outstanding capital stock of the Registrant at a special meeting of the stockholders held at 1:00 p.m. Eastern time on April 7, 2006. The purpose of changing the Registrant’s domicile was to permit the Registrant and its management to benefit from well established legal precedents in Delaware that provide greater predictability in corporate legal affairs, to enhance the Registrant’s ability to attract investors, and its ability to attract and retain the most qualified individuals available to serve as its directors and officers.

Pursuant to the Agreement, a holder of each one (1) share of the Registrant as of the record date of April 5, 2006, is entitled to receive one (1) share of common stock of CDPC Delaware. At the time of the merger, no options, warrants or other rights to purchase common stock were outstanding.

Pursuant to the Agreement, and after the effective date of merger, each holder of an outstanding certificate representing capital stock of the Registrant may, at such stockholder’s option, surrender the same for cancellation to the Secretary of CDPC Delaware, or duly authorized transfer agent, as exchange agent, and each such holder shall be entitled to receive in exchange a certificate or certificates representing the same number of shares of CDPC Delaware’s capital stock into which the surrendered shares were converted as provided in the Agreement. Until so surrendered, each outstanding certificate of the Registrant representing shares of the Registrant’s capital stock shall be deemed for all purposes to evidence ownership of and to represent the number of shares of CDPC Delaware’s capital stock into which such shares of the Registrant’s capital stock were converted in the merger, after giving effect to any reverse stock split, stock split, or similar transaction occurring after the date of issuance of such certificate and prior to the effective date. The registered owner of such outstanding certificate, until such certificate shall have been surrendered for exchange or otherwise accounted for to CDPC Delaware or its transfer agent, shall be entitled to exercise any voting or other rights with respect to, and receive any dividends and other distributions upon, the shares of stock of CDPC Delaware evidenced by such certificate.

There are no material relationships between the Registrant or its affiliates and any of the parties of the Agreement. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. A copy of the Articles of Merger as filed with the Maryland Department of Assessments and Taxation, and the Certificate of Merger as filed with the Delaware Secretary of State, are attached as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 7, 2006, the Registrant conducted a 2,184-to-1 reverse stock split of its issued and outstanding capital stock. Pursuant to the reverse stock split, each 2,184 shares of common stock of the Registrant issued and outstanding on the record date of April 5, 2006 was combined and converted into one share of common stock. Immediately prior to the reverse stock split, the Registrant had 98,285,596 shares of common stock issued and outstanding. After giving effect to the reverse stock split, the Registrant had 45,096 shares of common stock issued and outstanding. The reverse stock split was approved by the board of directors of the Registrant, and was also approved by holders of over 90% of the outstanding capital stock of the Registrant at a special meeting of the stockholders held at 1:00 p.m. Eastern time on April 7, 2006.

The reverse stock split was made effective by filing Articles of Amendment, to amend the Articles of Incorporation of the Registrant. The reverse stock split took effect at 5:00 p.m. Eastern time on April 7, 2006. A copy of the Articles of Amendment are attached as Exhibit 3.1 to this Current Report on Form 8-K.

Immediately following the effective time of the reverse stock split, the Registrant changed its domicile from Maryland to Delaware by merging with and into its wholly-owned Delaware subsidiary, CDPC Delaware (see Item 1.01 of this Current Report on Form 8-K). Prior to the reincorporation merger, the Registrant was authorized to issue 300,000,000 shares of common stock, par value $0.001.

Effective April 7, 2006 at 5:01 pm Eastern time, following the merger and pursuant to the Agreement and Plan of Merger, the certificate of incorporation and bylaws of CDPC Delaware became the certificate of incorporation and bylaws of the resulting merged corporation. The certificate of incorporation provides that the Registrant is authorized to issue up to (i) 50,000,000 shares of common stock, par value $0.001, and (ii) 5,000,000 shares of preferred stock, par value $0.001, which may be issued in one or more series, the rights, preferences and privileges of which may be determined by the board of directors of the Registrant.

A copy of the Registrant’s certificate of incorporation, after giving effect to the transactions described above, is attached as Exhibit 3.2 to this Current Report on Form 8-K. A copy of the Registrant’s bylaws, after giving effect to the transactions described above, is attached as Exhibit 3.3 to this Current Report on Form 8-K.

Item 8.01	Other Events.

Prior to the transactions described in this Current Report on Form 8-K, the Registrant’s common stock was quoted on the OTC Bulletin Board under the trading symbol “CDPC.” In connection with the Registrant’s change of domicile from Maryland to Delaware (by merger with and into its wholly-owned subsidiary), and 2,184-to-1 reverse stock split, the trading symbol for the Registrant’s common stock as quoted on the OTC Bulletin Board has been changed to “CDVE.OB.”

Item 9.01	Financial Statement and Exhibits.

Exhibit Number	Description

2.1	Articles of Merger as filed with the Maryland Department of Assessments and Taxation on April 7, 2006.
2.2	Certificate of Merger as filed with the Delaware Secretary of State on April 7, 2006.
3.1	Articles of Amendment filed with the Maryland Department of Assessments and Taxation on April 7, 2006.
3.2	Certificate of Incorporation of Commerce Development Corporation, Ltd., a Delaware corporation, filed with the Delaware Secretary of State on March 29, 2006.
3.3	Bylaws of Commerce Development Corporation, Ltd., a Delaware corporation.
10.1	Agreement and Plan of Merger dated April 7, 2006, by and between Commerce Development Corporation, Ltd., a Maryland corporation, and Commerce Development Corporation, Ltd., a Delaware corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE DEVELOPMENT CORPORATION, LTD.

Date: April 13, 2006	By:	/s/ Silas Phillips
Silas Phillips, Chief Executive Officer